                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.     )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

     The Palladian Trust
     -------------------------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     -------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of Each class of securities to which transaction applies:

     ---------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                               THE PALLADIAN TRUST



Dear Certificate Owner:

The Palladian Trust (the "Trust") will hold a special meeting of shareholders in its offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, on April 25, 1997 at 10:00 a.m.

The single issue that will be considered at the meeting is the election of three new Trustees.

You, as the owner of a variable annuity certificate that participates in the First ING of New York Separate Account A1, are entitled to instruct First ING Life Insurance Co. of New York how to vote a number of shares of the Capital Stock of the Trust related to your interest in the separate account as of the close of business on March 7, 1997.

Please take a few minutes to consider this matter and then exercise your right to give your instructions by completing, dating, and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience. IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN APRIL 18, 1997.

If you have any questions about these materials, please contact the Customer Service Center at 1-800-933-5858.



Steve Christopher                       H. Michael Schwartz
President                               President
First ING Life Insurance Co.            The Palladian Trust
  of New York

                               THE PALLADIAN TRUST

                        4225 Executive Square, Suite 270
                           La Jolla, California 92037


                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS OF THE TRUST--APRIL 25, 1997



A special meeting of shareholders of The Palladian Trust (the "Trust") will be held in the offices of the Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, on April 25, 1997 at 10:00 a.m. for the following purposes:


     1.   To elect three new Trustees; and

     2. To Transact such other business as may properly come before the meeting.



By order of the Board of Trustees.




                                        H.  Michael Schwartz
                                        Secretary



March 26, 1997

                            STATEMENT CONCERNING THE
                       SPECIAL MEETING OF SHAREHOLDERS OF

                               THE PALLADIAN TRUST

                                 APRIL 25, 1997

First ING Life Insurance Company of New York ("First ING") and The Board of Trustees of The Palladian Trust (the "Trust") are hereby soliciting voting instructions for a special meeting of shareholders of the Trust to be held on April 24, 1997 at 10:00 a.m. at the Trust's Executive Offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, and at any and all adjournments thereof. The approximate date on which this statement and the voting instruction form will first be sent to certificate owners is March 26, 1997.

At the special meeting the shareholders of the Trust will be asked to elect three new Trustees.

The record date for determination of the persons to be treated as shareholders of record for purposes of this annual meeting was March 7, 1997. There are 292,303.492 votes eligible to be cast at the meeting, representing the number of shares of Capital Stock of the Trust held as of the close of business on March 7, 1997 in the First ING of New York Separate Account A1 (the "Separate Account") as the result of the sale of variable annuity contracts by First ING, plus the number of shares of Capital Stock owned by the Trust's Portfolio Managers, Palladian Advisors, Inc. ("PAI"), and Security Life of Denver Insurance Company, as described below. The Trust is divided into six Portfolios. Only five of the Portfolios are currently operational and available to certificate owners. These Portfolios are: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio. Shares of each such Portfolio are held by the Separate Account in its corresponding subaccounts as follows:

                                                                Global
                          International   Global Strategic   Interactive/
  Value        Growth         Growth           Income          Telecomm
  -----        ------     -------------   ----------------   ------------
34,183.824   15,027.069     10,870.767        6,637.200       10,673.255

The sixth Portfolio, the Balanced Opportunity Portfolio, has not yet commenced operation and its shares are not yet publicly available.

Each certificate owner issued is entitled to have the number of Trust shares related to his or her interests in the Separate Account voted in accordance with his or her instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. Votes of abstaining shareholders are not counted. The election of Trustees will be determined by all Portfolios acting in the aggregate. If a certificate owner submits a properly executed voting instruction form but omits instructions with respect to the specific item, First ING will vote the appropriate number of Trust shares as if such certificate owner had given instructions to elect the nominated Trustees.

First ING will vote Trust shares held in each subaccount for which it does not receive properly executed instruction forms in the same proportion as it votes Trust shares held in that subaccount for which it does receive such forms. In addition, the Portfolio Managers own shares of Capital Stock as follows:


                                                                                     % of           % of
Portfolio                Portfolio Manager                       Shares              Portfolio      Trust
---------                -----------------                       ------              ---------      -----

Value Portfolio          GAMCO Investors, Inc.                   52,909.007          60%            30%
                         One Corporate Center
                         Rye, New York 10580-1434

Global Strategic         Fischer Francis Trees & Watts, Inc.     100,645.291         90%            34%
Income Portfolio         200 Park Avenue, 46th Floor
                         New York, New York 10166

Global Interactive/      GAMCO Investors, Inc.                   50,244.000          81%            17%
Telecomm Portfolio       One Corporate Center
                         Rye, New York 10580-1434

Each Portfolio Manager has agreed to vote its shares of Capital Stock in the same proportion as the other Trust shares held in the respective subaccount are voted.

In connection with the organization of the Trust, PAI (the Trust's overall investment advisor), Security Life of Denver Insurance Company (an affiliate of First ING), and Maverick Capital, Ltd. purchased Trust shares. PAI holds the following shares: Value (1,058.180); Growth (1,000.000); Balanced Opportunity (1,000.000); International Growth (1,017.754); and Global Interactive/Telecom (1,004.880). Security Life of Denver holds 5,032.265 shares of the Global Strategic Income Portfolio. Maverick Capital, Ltd., holds 1,000.000 shares of the Balanced Opportunity Portfolio. PAI, Security Life of Denver and Maverick Capital, Ltd., will vote these shares in the same proportion as the Trust shares held in each respective subaccount are voted.

Voting instructions, in order to be effective, must be received prior to the close of business on April 19, 1997. Such instructions may be revoked provided written notice of revocation is received by the Customer Service Center at P.O. Box 173763, Denver, CO 80217-5858, prior to the close of business on April 19, 1997. This solicitation is being made by mail, but it may also be made by telephone or personal interview. The cost of this solicitation will be borne by the Trust.

                              ELECTION OF TRUSTEES

The Trust is managed under the direction of the Board of Trustees. When the Trust commenced operations in February 1996, the Board of Trustees consisted of five Trustees: Matthew J. Stacom, Thomas N. Dallape, Jeffry R. Haber, Charles
G. Tirelli, and H. Michael Schwartz. Since that time, Dr. Haber resigned and Mr. Tirelli passed away. In addition, the Board determined to increase the number of Trustees to six. Accordingly, the Board selected John Tirelli to fill one vacancy on the Board until a shareholder meeting could be held, and nominated Corey M. Marcus and Douglas Stuart to fill the two remaining vacancies. The table below sets forth information about the current Trustees who will continue to serve, the nominees to serve as Trustees, and the officers of the Trust.

                                                                        Principal Occupation
        Name                      Age       Position                      For Last 5 Years
        ----                      ---       --------                    --------------------
Corey M. Marcus                    35   Nominee for Trustee      President, Rose Connection,
                                                                 September 1991 to present.

Douglas Stuart                     37   Nominee for Trustee      General Partner, Stuart
                                                                 Development Ltd., June 1987 to
                                                                 present.

John Tirelli                       40   Nominee for Trustee      Currency Broker, Harlow, Meyer,
                                                                 Savage, Inc.,
                                                                 May 1985 to present.

Thomas N. Dallape                  29   Trustee                  Commercial Land Broker,
                                                                 The Hoffman Company,
                                                                 September 1992 to present;
                                                                 Commercial Land Broker,
                                                                 Voit Commercial Brokerage,
                                                                 July 1990 to August 1992.

Matthew J. Stacom*                 78   Trustee and Chairman     Vice Chairman, Cushman & Wakefield,
                                        of the Board             September 1946 to present;
                                                                 Chairman, Palladian Advisors, Inc.
                                                                 December 1992 to present.

                                                                        Principal Occupation
        Name                      Age       Position                      For Last 5 Years
        ----                      ---       --------                    --------------------

H. Michael Schwartz*               30   Trustee, President,      Vice President, Chief Financial
                                        Treasurer and            Officer, Protean Financial
                                        Secretary                Companies,
                                                                 December 1992 to present;
                                                                 President and Director, Palladian
                                                                 Advisors, Inc.,
                                                                 December 1992 to present;
                                                                 President, Western Capital Financial
                                                                 Group, Inc.,
                                                                 April 1994 to present;
                                                                 Chief Financial Officer, Western
                                                                 Capital Financial Group, Inc.,
                                                                 October 1988 to April 1994.


* Messrs. Stacom and Schwartz, current Trustees, are interested persons of the Trust, as that term is defined in the Investment Company Act of 1940, because they are directors and/or officers of Palladian Advisors, Inc. ("PAI"), the investment adviser to the Trust. Certain actions of the Board of Trustees, including the annual continuance of the management agreement between the Trust and PAI, must be approved by a majority of Trustees who are not interested persons of the Trust, PAI or its affiliates. Messrs. Dallape, Marcus, Stuart and Tirelli are not interested persons of the Trust, PAI, or its affiliates.

None of the current Trustees or nominees have any beneficial interest in the Trust.

The Trust has an audit subcommittee, which is composed solely of Trustees who are not interested persons of the Trust, PAI, or its affiliates. The audit subcommittee did not meet during 1996.

The Trust pays compensation to Trustees who are not interested persons of the Trust, PAI, or its affiliates. Trustees who are affiliated with PAI, specifically Messrs. Stacom and Schwartz, receive no additional compensation from the Trust for the services they perform for or on behalf of the Trust. Compensation information for Mr. Dallape, the only current Trustee paid fees by the Trust in 1996, is set forth on the table below.


                                         Pension or
                                         Retirement                           Total 1996
                                         Benefits           Estimated         Compensation
                      Aggregate 1995     Accrued As         Annual            From Trust
                      Compensation       Part of Trust      Benefits Upon     and Fund
Name                  From Trust         Expenses           Retirement        Complex*
----                  ----------         --------           ----------        --------
Thomas N. Dallape     $6,000             None               None              $6,000


* The Palladian Trust is not part of a "Fund Complex," as that term has been defined by the Securities and Exchange Commission.


                                  OTHER MATTERS

The management is not currently aware of any other matters that will be considered at the meeting. However, unless authority is withheld, First ING may vote properly executed voting instruction forms in accordance with its best judgment on any other business that properly comes before the meeting.


                                MEETING PROPOSALS

The Trust must receive a proposal intended to be presented at a meeting of persons having voting rights a reasonable time before the solicitation of proxies is made, usually 120 days before the mailing. The Trust does not ordinarily hold annual meetings. Therefore, the Trust will retain all proposals received from persons having voting rights, which will then be eligible to be considered for distribution with the proxy materials for the next called meeting of such persons.

                             ADDITIONAL INFORMATION

The Trust will furnish to any certificate owner, upon request and without charge, a copy of the Trust's most recent annual report to shareholders. Please contact H. Michael Schwartz, The Palladian Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, or call (800) 423-4891, ext. 605.

PAI serves as the Trust's overall investment advisor. Its principal place of business is 4225 Executive Square, Suite 270, La Jolla, California 92037. Tremont Partners, Inc., has been retained as Portfolio Advisor. Tremont Partners' principal place of business is One Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York, 10580, In addition, the Trust retains a Portfolio Manager for each Portfolio of the Trust. The names and addresses of the Portfolio Managers for the Value, Global Strategic Income and Global Interactive/Telecomm Portfolios are listed above.

Stonehill Capital Management, Inc., 277 Park Avenue, New York, New York, 10172, serves as Portfolio Manager for the Growth Portfolio. Bee & Associates Incorporated, 370 17th Street, Suite 5150, Denver Colorado, 80202, serves as Portfolio Manager for the International Growth Portfolio. Western Capital Financial Group, Inc., 4225 Executive Square, Suite 325, La Jolla, California 92037, serves as the principal underwriter of the shares of the Portfolios.

                             Voting Instruction Form
          For The Special Meeting Of Shareholders Of The Palladian Trust





Certificate No:

Dear Certificate Owner:

First ING Life Insurance Co. of New York ("First ING") and The Board of Trustees of The Palladian Trust (the "Trust") solicit your voting instructions and RECOMMEND A VOTE OF "FOR" the election of each of the nominees listed below to serve as Trustees of the Trust. First ING will vote the appropriate number of Trust shares pursuant to the instructions given. If no choice is made, First ING will vote "FOR". With respect to any other business that may properly come before the meeting, First ING will vote in accordance with its best judgment.

First ING -- for the purpose of voting on the item in the agenda set forth in the Notice and Statement Concerning the Special Meeting of Shareholders of The Palladian Trust at such special meeting to be held on April 25, 1997 or at any adjournment thereof -- is hereby instructed to vote the Trust shares as to which I am entitled to give instructions as follows:


                                        FOR          REJECT         ABSTAIN
To elect the following persons
to serve as Trustees of the Trust

Corey M. Marcus                         / /            / /            / /
Douglas Stuart                          / /            / /            / /
John Tirelli                            / /            / /            / /

--------------------------------------------------------------------------------

                       PLEASE MARK THE CHOICE  LIKE THIS:  /X/

                                                  Each certificate owner should
                                                  sign as his/her name appears
SIGNATURE __________________  DATE __________     on the top of this form; if a
                                                  certificate is jointly owned,
SIGNATURE __________________  DATE __________     each owner should sign; if a
                                                  certificate is held in a
                                                  fiduciary capacity, the
                                                  fiduciary should sign and
                                                  indicate his/her fiduciary
                                                  capacity.


Please return this letter in the enclosed self-addressed envelope to our Customer Service Center.